Innovator IBD® Breakout Opportunities ETF
Schedule of Investments
July 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS - 94.89%
Auto Parts & Equipment - 0.34%
Dorman Products, Inc. (a)	540	$54,588

Beverages - 2.15%
Constellation Brands, Inc. - Class A	1,390	342,371

Biotechnology - 8.06%
BioMarin Pharmaceutical, Inc. (a)	3,960	340,758
Incyte Corp. (a)(b)	7,310	567,841
Sarepta Therapeutics, Inc. (a)	4,020	373,659
		1,282,258
Chemicals - 3.85%
Valvoline, Inc.	19,040	613,469

Commercial Services - 11.66%
CBIZ, Inc. (a)	4,030	183,849
Cintas Corp.	1,280	544,627
Quanta Services, Inc. (b)	480	66,591
Rollins, Inc. (b)	13,890	535,737
Service Corp. International (b)	7,040	524,198
		1,855,002
Computers - 4.41%
Genpact Ltd.	11,010	529,361
WNS Holdings Ltd. - ADR (a)	1,990	172,553
		701,914
Cosmetics & Personal Care - 3.24%
e.l.f. Beauty, Inc. (a)	15,390	516,027

Diversified Financial Services - 2.53%
Encore Capital Group, Inc. (a)(b)	930	67,360
Visa, Inc. - Class A	1,580	335,134
		402,494
Electronics - 4.20%
Hubbell, Inc.	3,050	668,011

Food - 14.32%
Cal-Maine Foods, Inc.	1,170	59,799
Flowers Foods, Inc. (b)	21,710	616,781
General Mills, Inc. (b)	8,030	600,564
Performance Food Group Co. (a)	1,250	62,137
Post Holdings, Inc. (a)(b)	6,980	606,841
The Chefs’ Warehouse, Inc. (a)	4,480	155,053
The Hershey Co.	780	177,809
		2,278,984
Healthcare Products - 3.85%
QIAGEN N.V. (a)	12,340	612,558

Healthcare Services - 6.72%
Acadia Healthcare Co, Inc. (a)(b)	4,350	360,659
Centene Corp. (a)	1,860	172,924
Molina Healthcare, Inc. (a)	560	183,523
UnitedHealth Group, Inc.	650	352,521
		1,069,627
Insurance - 0.43%
Arthur J Gallagher & Co. (b)	380	68,016

Iron & Steel - 0.42%
Reliance Steel & Aluminum Co.	350	66,587

Media - 6.03%
Nexstar Media Group, Inc. - Class A	1,850	348,484
Thomson Reuters Corp. (b)	5,450	611,926
		960,410
Pharmaceuticals - 1.10%
McKesson Corp.	510	174,206

Retail - 13.63%
AutoNation, Inc. (a)	4,330	514,144
AutoZone, Inc. (a)(b)	160	341,982
BJ’s Wholesale Club Holdings, Inc. (a)(b)	910	61,607
Dollar Tree, Inc. (a)	980	162,053
McDonald’s Corp.	2,330	613,652
Murphy USA, Inc.	240	68,246
O’Reilly Automotive, Inc. (a)	490	344,759
Ulta Beauty, Inc. (a)(b)	160	62,226
		2,168,669
Semiconductors - 1.55%
Analog Devices, Inc.	1,030	177,119
Photronics, Inc. (a)	2,920	69,525
		246,644
Software - 6.40%
Box, Inc. - Class A (a)	18,020	512,488
Verra Mobility Corp. (a)	30,720	506,573
		1,019,061
TOTAL COMMON STOCKS (Cost $14,353,288)		15,100,896

MASTER LIMITED PARTNERSHIPS - 0.41%
Pipelines - 0.41%
Western Midstream Partners LP	2,430	65,100
TOTAL MASTER LIMITED PARTNERSHIP (Cost $63,229)		65,100

REAL ESTATE INVESTMENT TRUSTS - 3.29%
Diversified - 3.29%
VICI Properties, Inc.	15,320	523,791
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $503,875)		523,791

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 17.46%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 2.02% (c)	2,778,328	2,778,328
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,778,328)		2,778,328

SHORT TERM INVESTMENTS - 1.40%
Money Market Deposit Account - 1.40%	Principal Amount	Value
U.S. Bank Money Market Deposit Account, 1.600% (d)	$222,879	222,879
TOTAL SHORT TERM INVESTMENTS (Cost $222,879)		222,879

Total Investments (Cost $17,921,599) - 117.45%		18,690,994
Liabilities in Excess of Other Assets - (17.45)%		(2,776,262)
TOTAL NET ASSETS - 100.00%		$15,914,732

Asset Type	% of Net Assets
Common Stocks	94.89%
Master Limited Partnerships	0.41
Real Estate Investment Trusts	3.29
Investments Purchased with Proceeds From Securities Lending	17.46
Short Term Investments	1.40
Total Investments	117.45
Liabilities in Excess of Other Assets	(17.45)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
(a) Non-income producing security.
(b) All or a portion of this security is on loan as of July 31, 2022. The total value of securities on loan is $2,721,818, or 17.10% of net assets. See Note 2.
(c) Represents annualized seven-day yield as of the end of the reporting period.
(d) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2022.

1) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Innovator ETFs Trust  (the “Trust”) in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Trust’s Pricing Committee (“Pricing Committee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in  accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee.

If no quotation can be obtained from a pricing service, then the Pricing Committee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC, Fair Value Measurement (“ASC 820”), various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

• Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$15,100,896	$-	$-	$15,100,896
Master Limited Partnerships	65,100	-	-	65,100
Real Estate Investment Trusts	523,791	-	-	523,791
Investments Purchased with Proceeds From Securities Lending	-	2,778,328	-	2,778,328
Short Term Investments	222,879	-	-	222,879
Total Assets	$15,912,666	$2,778,328	$-	$18,690,994

See the Schedule of Investments for the investments detailed by industry classification.

There were no Level 3 investments held by the Fund during the reporting period.

2) SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the securities lending agent. The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank, N.A., the fund’s custodian (the “Agent”). Under the terms of the SLA, the Fund may lend securities to certain broker–dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non–U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non–cash collateral. Non–cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Fund’s Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

As of July 31, 2022, the values of the securities on loan and cash collateral received were as follows:

	Value of Securities on Loan	Cash Collateral Received
	$2,721,818	$2,778,328